UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2012

STERLING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	001-34696	91-1572822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

111 North Wall Street, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)

(509) 458-3711
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.  Results of Operations and Financial Condition.

          On January 25, 2012, Sterling Financial Corporation ("Sterling") issued a press release regarding its results of operations and financial condition for the year and quarter ended December 31, 2011.  The text of the press release is included as Exhibit 99.1 to this report.  The information included in the press release is considered to be "furnished" under the Securities Exchange Act of 1934.  Sterling will include final financial statements and additional analyses for the period ended December 31, 2011, as part of its annual report on Form 10-K covering that period.

Item 9.01.  Financial Statements and Exhibits.

          (d)  The following exhibit is being furnished herewith:

Exhibit No.         Exhibit Description

            99.1              Press release text of Sterling Financial Corporation dated January 25, 2012.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

January 25, 2012	By:	/s/ Patrick J. Rusnak
Date		Patrick J. Rusnak
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release text of Sterling Financial Corporation dated January 25, 2012.